UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2009

Sea Containers Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-7560	98-0038412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Victoria Street, Hamilton HM 12, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company and its subsidiaries, Sea Containers Services Limited and Sea Containers Caribbean Inc., filed with the U.S. Bankruptcy Court on March 25, 2009, the Post-Confirmation Reports for: (a) November 1 through November 24, 2008 and (b) November 25 through December 31, 2008, which are attached hereto as Exhibits 99.1 and 99.2.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description

99.1	Post-Confirmation Report for November 1, 2008 - November 24, 2008

99.2	Post-Confirmation Report for November 24, 2008 - December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEA CONTAINERS LTD.

Date: March 31, 2009

	BY:	/s/ Lisa Clement
Lisa Clement
Chief Financial Officer